EXHIBIT 1.4

                                                         FILED September 7, 1999
                                                                  DP 19871684010
                           Colorado Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 866-2361

                          APPLICATION FOR REINSTATEMENT

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned hereby executes the following:

FIRST:   The name of the corporation at the time of dissolution

         American Telstar, Inc.
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SECOND: New name under which the corporation is to be reinstated (applicable only if corporate name at time of dissolution is no longer available)

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THIRD: The street address of its registered office and the name of its registered agent at such address is Corporation Services Company, 1560 Broadway,

         Denver, CO 80202
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         Signature of registered agent    /s/  Patricia Moore, Asst. Secretary
                                        ----------------------------------------

FOURTH:  The corporation was administratively dissolved on    February 1, 1999
                                                            --------------------

FIFTH:   The grounds for dissolution either did not exist or have been eliminated.

SIXTH:   All taxes, fees, or penalties imposed by the Colorado Business
Corporation Act have been paid.


                                       By    /s/ Charles Calello
                                           -------------------------------------
                                                Its      President
                                                    ----------------------------
                                                            Title


Application for reinstatement must be accompanied by a completed corporate report and requisite fees.